UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2006

Net Perceptions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25781	41-1844584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Landmark Square, 22nd Floor, Stamford, Connecticut 06901
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (203) 428-2040

                                               N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on October 10, 2006, by Net Perceptions, Inc. (“Net Perceptions”) to include the financial information referred to in Item 9.01(a) and (b) below relating to Net Perceptions’ acquisition on October 3, 2006 of the assets of CRC Acquisition Co. LLC, a Delaware limited liability company doing business as Concord Steel (“Concord Steel”). The acquisition of Concord Steel was effectuated as part of the consummation by Net Perceptions of its previously announced strategy to redeploy its assets. Pursuant to the instructions to Item 9.01 of Form 8-K, Net Perceptions hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

Concord Steel, is a leading independent manufacturer of steel used in a variety of industrial equipment including aerial work platforms, cranes, elevators and material handling equipment. The acquisition of Concord Steel marks Net Perceptions’ initial step towards its new strategy of seeking to develop a diversified global industrial manufacturing group through organic growth and selective acquisitions. As part of this growth strategy, we are currently working to identify suitable merger or acquisition opportunities that are complementary to Concord Steel, and we have engaged Rothschild, Inc. as our financial advisor in connection with this strategy. We cannot assure you that we will be successful in our efforts to grow Net Perceptions’ business or that any new businesses that we acquire will result in Net Perceptions’ future profitability.

Forward-Looking Statements

This report contains certain forward-looking statements, including information about or related to our future results, certain projections and business trends. Assumptions relating to forward-looking statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. When used in this report, the words "estimate," "project," "intend," "believe," "expect" and similar expressions are intended to identify forward-looking statements. Although we believe that our assumptions underlying the forward-looking statements are reasonable, any or all of the assumptions could prove inaccurate, and we may not realize the results contemplated by the forward-looking statements. Management decisions are subjective in many respects and susceptible to interpretations and periodic revisions based upon actual experience and business developments, the impact of which may cause us to alter our business strategy or capital expenditure plans that may, in turn, affect our results of operations. In light of the significant uncertainties inherent in the forward-looking information included in this report, you should not regard the inclusion of such information as our representation that we will achieve any strategy, objectives or other plans. The forward-looking statements contained in this report speak only as of the date of this report, and we have no obligation to update publicly or revise any of these forward-looking statements.

These and other statements, which are not historical facts, are based largely upon our current expectations and assumptions and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. These risks and uncertainties include, among others, our inability to implement our acquisition growth strategies and integrate and successfully manage any businesses that we acquire, our inability to continue to generate revenues at historic levels in our newly acquired operating divisions, and to use our net operating loss carry forward, and the risks and uncertainties set forth in the section headed "Risk Factors " of Part 1 of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2005 and described in Part II, Item 1A of our Quarterly Report on Form 10-Q, for the quarter ended September 30, 2006.

Item 9.01    Financial Statements and Exhibits

(a)  Financial statements of businesses acquired. The financial statements required by this item are hereby included in Exhibit 99.1 attached hereto.

(b)  Pro forma financial information. The pro forma financial information required by this item is hereby included in Exhibit 99.2 attached hereto.

(c)  Exhibits.

Exhibit	Description
23.1	Consent of Independent Auditor, dated December 18, 2006
99.1	Financial statements of businesses acquired
99.2	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2006

NET PERCEPTIONS, INC.

By:	/s/ Albert W. Weggeman, Jr.
Name: Albert W. Weggeman, Jr. Title: Chief Executive Officer

NET PERCEPTIONS, INC.

By:	/s/ Jonathan LaBarre
Name: Jonathan LaBarre Title: Chief Financial Officer

Exhibit Index

Exhibit	Description
23.1	Consent of Independent Auditor, dated December 18, 2006
99.1	Financial statements of businesses acquired
99.2	Pro forma financial information